SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.        )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement     [ ] Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           FloridaFirst Bancorp, Inc.
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                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2) Aggregate number of securities to which transaction applies:

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         (3) Per unit price or other  underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4) Proposed maximum aggregate value of transaction:

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         (5)  Total fee paid:
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  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
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         (3) Filing Party:
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         (4) Date Filed:
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

                     [FloridaFirst Bancorp, Inc. Letterhead]










February 12, 2001

Dear Stockholder:

         On behalf of the Board of Directors and management of FloridaFirst Bancorp, Inc. (the "Company"), I invite you to attend the first Annual Meeting of Stockholders of the Company to be held at 205 East Orange Street, Lakeland, Florida, on March 27, 2001, at 8:15 a.m., eastern time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as representatives of KPMG LLP, certified public accountants, will be present to respond to stockholder questions.

         You will be asked to elect two directors and to ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending September 30, 2001. The Board of Directors has approved each of these proposals and recommends that you vote FOR them.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. We encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so.

                                           Sincerely,



                                           /s/Gregory C. Wilkes
                                           -------------------------------------
                                           Gregory C. Wilkes
                                           President and Chief Executive Officer

--------------------------------------------------------------------------------
                           FLORIDAFIRST BANCORP, INC.
                             205 EAST ORANGE STREET
                          LAKELAND, FLORIDA 33801-4611
                                 (863) 688-6811
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 27, 2001
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of FloridaFirst Bancorp, Inc. (the "Company"), will be held at 205 East Orange Street, Lakeland, Florida, on March 27, 2001, at 8:15 a.m., eastern time, for the following purposes:

I.   To elect two directors of the Company; and

II. To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending September 30, 2001;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on February 5, 2001, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         A copy of the Company's Annual Report for the year ended September 30, 2000 is enclosed.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Kerry P. Charlet
                                              ----------------------------------
                                              Kerry P. Charlet
                                              Secretary


Lakeland, Florida
February 12, 2001

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IMPORTANT:  THE PROMPT  RETURN OF PROXIES  WILL SAVE THE  COMPANY THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                           FLORIDAFIRST BANCORP, INC.
                             205 EAST ORANGE STREET
                          LAKELAND, FLORIDA 33801-4611
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 27, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of FloridaFirst Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at 205 East Orange St., Lakeland, Florida, on March 27, 2001, at 8:15 a.m., eastern time (the "Meeting"). The accompanying Notice of Annual
Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about February 12, 2001. The Company is the parent company of FloridaFirst Bank (the "Bank"). The Company was formed as a corporation chartered under the laws of the State of Florida in July 2000 at the direction of the Bank to acquire all of the outstanding stock of the Bank issued in connection with the Bank's plan of conversion and reorganization from the mutual holding company form of organization to a full stock corporation (the "Conversion"). The Conversion was completed on December 21, 2000. Unless the context otherwise indicates, all references to the Company include FloridaFirst Bancorp, the former middle tier holding company, which had stock outstanding while in the mutual holding company form of organization prior to the Conversion. The stock of FloridaFirst Bancorp was exchanged for stock of the Company along with new shares issued in the Conversion.

         All properly executed written proxies that are delivered pursuant to this Proxy Statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of directors named in Proposal I, (b) FOR Proposal II (ratification of independent auditors); and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Secretary of the Company (Kerry P. Charlet, at 205 East Orange Street, Lakeland, Florida 33801-4611) written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

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                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on February 5, 2001 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 5,520,000 shares of the Company's common stock outstanding (the "Common Stock"). Each stockholder of record on the record date is entitled to one vote for each share held.

         The articles of incorporation of the Company ("Articles of Incorporation") provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his affiliates (as such terms are defined in the

Articles of Incorporation), or which such person or any of his affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his affiliates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non- Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the ratification of auditors (Proposal II) and all other matters that may properly come before the Meeting, by checking the appropriate box, a shareholder may: (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" with respect to the item. Unless otherwise required by law, all such matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (i) Broker Non-Votes or (ii) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth as of the record date, persons or groups who own more than 5% of the Common Stock. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock as of the record date. The ownership of all executive officers and directors of the Company as a group is presented under "Proposal I- Election of Directors."

                                                                Percent of Shares of
                                       Amount and Nature of         Common Stock
Name and Address of Beneficial Owner    Beneficial Ownership      Outstanding (%)
------------------------------------   ----------------------    ----------------
Wellington Management Company, LLP
75 State Street
Boston, MA 02109 (1)                              300,000               5.4

-----------------
(1) Based solely upon information received from Wellington Management Company, LLP ("WMC"). WMC has shared voting power with respect to 58,000 shares and shared dispositive power with respect to 300,000 shares.

--------------------------------------------------------------------------------
            SECTION 16(a) BENEFICIAL OWNERSHIP REPOR1TING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act, requires the Company's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 2000 fiscal year. The Company is not aware of other beneficial owners of more than ten percent of its Common Stock.

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                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

Election of Directors

         The Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of seven members, each of whom also serves as a director of FloridaFirst Bank (the "Bank"). Two directors will be elected at the Meeting.

         Nis H. Nissen, III and Stephen A. Moore, Jr. have been nominated by the Board of Directors for a term of three years (collectively, the "Nominees"). The Nominees currently serve as directors of the Company. The Nominees will serve for their respective terms or until his successor has been elected and qualified.

         The persons named as proxies in the enclosed proxy card intend to vote for the election of the persons listed below, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should Messrs. Moore and Nissen, withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such persons as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

         The following table sets forth the nominees and the directors continuing in office, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned as of the record date. Each director of the Company is also a member of the Board of Directors of the Bank.

                                                                                       Shares of Common
                                                      Year First         Current      Stock Beneficially
                                                      Elected or         Term to          Owned as of        Percent of
Name                                  Age(1)         Appointed(2)        Expire       February 5, 2001(3)      Class
----                                  ------         ------------       --------      -------------------     ------
                                        BOARD NOMINEES FOR TERMS TO EXPIRE IN 2003
Nis H. Nissen, III                      59               1996             2000            40,989                 -  (7)
Stephen A. Moore, Jr.                   58               1998             2000            51,956                 -  (7)
                                              DIRECTORS CONTINUING IN OFFICE
Arthur J. Rowbotham                     52               2001             2001                --                 -  (7)
Gregory C. Wilkes                       53               1995             2001            63,087                1.13%
G. F. Zimmermann, III                   57               1993             2001            15,571(4)(5)           -  (7)
Llewellyn N. Belcourt                   68               1989             2002             9,347(4)(5)           -  (7)
J. Larry Durrence                       61               2000             2002               206(5)              -  (7)
                                     CERTAIN EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Kerry P. Charlet                        48                                                38,462(4)              -  (7)
William H. Cloyd                        43                                                13,591                 -  (7)
All directors and executive
officers of the Company as a
group (11 persons)                                                                       250,628(4)(5)(6)     4.51%

------------------------------
(footnotes on next page.)

------------------
(1)  As of September 30, 2000.
(2) The directors, except Mr. Rowbotham, became directors of the Company on July 26, 2000.
(3) An individual is considered to beneficially own shares of Common Stock if he directly or indirectly has or shares (1) voting power, which includes the power to vote or to direct the voting of the shares; or (2) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a director has sole voting power and sole investment power with respect to the indicated shares. The share amounts include shares of Common Stock that the following persons may acquire through the exercise of stock options within 60 days of the record date: Nis H. Nissen, III - 2,229, Gregory C. Wilkes - 13,166, Llewellyn N. Belcourt - 2,229, Stephen A. Moore, Jr. - 2,229, G. F. Zimmermann, III - 2,229, Kerry P. Charlet - 6,709 and William H. Cloyd - 5,161. Mr. Durrence shares include no shares that can be acquired through the exercise of stock options. See "Director and Executive Officer Compensation - Director Compensation."
(4) Excludes 156,165 unallocated shares under the employee stock ownership plan ("ESOP") for which such individuals exercise shared voting and investment power with respect to such shares as a member of the ESOP Trust and/or ESOP Planning Committee. Such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity.
(5) Excludes 43,965 RSP shares which were previously awarded but subject to forfeiture for which such individuals exercise shared voting and investment power with respect to such shares as a member of the RSP committee. Such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity.
(6) Includes options for 39,628 shares of Common Stock which may be acquired within 60 days of the record date pursuant to the exercise of outstanding stock options under the Option Plan.
(7)  Less than 1% of the Common Stock outstanding.

Biographical Information

         The business experience of each nominee for director, director and executive officer of the Company is set forth below. All persons have held their present positions for five years unless otherwise stated.

Nominees for Director:

         Nis H. Nissen, III is President and Chief Executive Officer of Nissen Advertising, Inc., an advertising and public relations firm located in Lakeland, Florida that he has been affiliated with since 1971. He also is a member of the Rotary Club, a Director of the Central Florida Speech & Hearing Center, a Director of Crimestoppers of Polk County, Vice Chairman of the Public Information Committee, Community Foundation of Lakeland, a member of the Fine Arts Council of the Florida Southern Foundation of Lakeland, and a member of the Board of Governors of Florida Southern College.

         Stephen A. Moore, Jr. is President, Director and majority stockholder of Moore Business Service, Inc., an accounting firm located in Lakeland, Florida. He has been with Moore Business Service, Inc. since 1974. Mr. Moore is also a member of the Lakeland Rotary Club, a Director and officer of the Central Florida Speech & Hearing Center, and a Board member of the Polk Community College Foundation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTORS.

Continuing Directors:

         Arthur J. Rowbotham is an attorney and is President of Hall Communications, Inc., a company which operates four radio stations in Lakeland, Florida, which he has been with since 1977 as a director and since 1983 as
General Manager. He currently serves as a director for Cross Country Communications, LLC, Imperial Symphony Orchestra Advisory Board, City of Lakeland Civil Service Board, City of Lakeland Pension Board, and Florida Association of Broadcasters. He is a member of the Broadcasters' Foundation and the Lakeland Regional Medical Center Community Counselor.

         Gregory C. Wilkes has been FloridaFirst Bank's President, Director and Chief Executive Officer since 1995. From 1990 to 1995, Mr. Wilkes was employed by Home Federal Savings Bank in Rome, Georgia, where he served as President, Director and Chief Executive Officer. He is the Past Chairman of the Lakeland Chamber of Commerce and also serves as a board member for the Lakeland Chamber of Commerce, Lakeland Rotary Club, Polk Theatre, the YMCA, the Salvation Army, the Florida Southern College President's Council, and the Lakeland Regional Hospital Foundation. In addition, Mr. Wilkes is the elected director for the State of Florida for the Federal Home Loan Bank of Atlanta and is a member of the board of the Florida Bankers Association and board and faculty member of the Florida School of Banking.

         G. F. Zimmermann, III is President and majority stockholder of Zimmermann Associates, Inc., a building design firm located in Lakeland, Florida, which he has been with since 1974. He has been active with the Salvation Army, the Kiwanis Club of Lakeland, the Lakeland Kiwanis Foundation and the Chamber of Commerce. He also has served as a member of the Habitat for Humanity Board of Directors, the City of Lakeland Civil Service Board, the Pension Board, the Arbitration Board and the Lakeland Regional Medical Center Community Board.

         Llewellyn N. Belcourt is a stockholder, Director and Vice President of Carter, Belcourt & Atkinson, P.A., an accounting firm located in Lakeland, Florida. He is Treasurer and a Board member of the Community Foundation of Greater Lakeland and Finance Committee Chairman and a Board member of the Lakeland Regional Medical Center Foundation.

         J. Larry Durrence is President of Polk Community College with campuses in Polk County, Florida. He is active with the United Way, Polk Museum of Art, Volunteers in Service to the Elderly, Polk Economic Education Council, Polk Leadership & Learning Academy, Polk County Workforce Development Board, Polk County Career/Technical Education Task Force, AACC Commission on Economic Workforce Development, and Heart Fund Walk.

Executive Officers Who Are Not Directors

         Kerry P. Charlet has been Chief Financial and Operations Officer of FloridaFirst Bank since March 1998. Prior to joining FloridaFirst Bank, Mr. Charlet served in various positions from 1986 to 1994 at Florida Bank, FSB, including Executive Vice President and Chief Financial Officer. He was also employed by AmSouth Bank of Florida from 1995 to 1998, where he served as Senior Vice President and Chief Financial Officer. Mr. Charlet has also served as an officer and committee chairman for the Gator Bowl Association, Chairman of Payment Systems Network, and president and board member of various youth basketball organizations.

         William H. Cloyd has been Chief Lending Officer of FloridaFirst Bank since January 1998. Previously, Mr. Cloyd was Senior Vice President of Sun Trust Bank Mid-Florida, N.A. He has also been active with the United Way, the North Lakeland Rotary Club, the Lakeland Chamber of Commerce, and has served as Chairman of the Lakeland Downtown Development Authority.

Meetings and Committees of the Board of Directors

         The Board of Directors conducts its business through meetings of the board and through activities of its committees. During the fiscal year ended September 30, 2000, the Board of Directors held 12 regular meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such director served during the fiscal year ended September 30, 2000. In addition to other committees, as of September 30, 2000, the Company had a Nominating Committee, an Executive Committee, which acts as the Compensation Committee, and an Audit Committee.

         The Nominating Committee consists of the Board of Directors. The Nominating Committee, which is not a standing committee, met once during the fiscal year ended September 30, 2000. Nomination to the Board of Directors made by stockholders must be made in writing to the Secretary of the Company and received by the Company not less than 60 days after the end of the Company's fiscal year end. Notice to the Company of such nominations must include certain information required pursuant to the Company's Articles of Incorporation.

         The Executive (Compensation) Committee currently consists of Directors Belcourt, Moore, Nissen and Zimmermann. This standing committee meets annually to review the compensation of the chief executive officer. The Committee met once subsequent to the fiscal year ended September 30, 2000.

         The Audit Committee consists of Directors Belcourt, Durrence, Moore and Zimmermann. The Board of Directors has determined that each of the members of the Audit Committee satisfy the requirements of the NASDAQ as to independence, financial literacy and experience. The responsibility of the Audit Committee are set forth in the charter of the Audit Committee, attached as an appendix to this proxy statement. The Audit Committee is a standing committee and, among other matters, is responsible for developing and maintaining the Company's audit program. The Committee also meets with the Company's independent auditors, KPMG LLP, to discuss the results of the annual audit and any related matters. At September 30, 2000, total audit fees (which includes fees for quarterly review services) were approximately $91,000. Additionally, fees for tax return preparation totalled $27,000. All such services were performed by KPMG LLP.

         In addition to regularly scheduled meetings, the Audit Committee is available either as a group or individually to discuss any matters that might affect the financial statements, internal controls or other financial aspects of the operations of the Company. The Audit Committee met five times during the fiscal year ended September 30, 2000.

Audit Committee Report

         Review of Audited Financial Statements with Management.

         The Audit Committee reviewed and discussed the audited financial statement with the management of the Company.

         Review of Financial Statements and Other Matters with Independent Auditors.

         The Audit Committee discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented. The Audit
Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent auditors the independent auditor's independence.

         Recommendation that Financial Statements be Included in Annual Report.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

Audit Committee:

         Llewellyn N. Belcourt, Chairman
         J. Larry Durrence
         Stephen A. Moore, Jr.
         G. F. Zimmermann, III

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         During the fiscal year ended September 30, 2000, each director was paid a fee of $1,000 for each board meeting attended. The chairman of the board receives an additional $1,500 fee for each board meeting. Each non-management director was paid $200 for each committee meeting attended. The total fees paid to the directors for the fiscal year ended September 30, 2000 were approximately $156,300.

         In addition, the Bank has adopted a Directors Consultant and Retirement Plan for all directors following retirement and completion of at least 10 years of service. If a director agrees to become a consulting director to our board after retirement, he will receive a monthly payment equal to the Board fee in effect at the date of retirement, currently $1,000 per month, for a period of 120 months. Benefits under such plan will begin after a director's retirement. If there is a change in control, all directors will be presumed to have not less than 10 years of service and each director will receive a lump sum payment equal to the present value of future benefits payable. During the fiscal year ended September 30, 2000, $18,000 was paid to former directors under the plan.

         During fiscal 2000, under the 1999 Stock Option Plan (the "Option Plan") and the Restricted Stock Plan (the "RSP"), each director was awarded stock options and RSP shares. The following information regarding the Option Plan and RSP was adjusted for the Exchange Ratio of 1.0321 shares for the Conversion. Under the Option Plan, each non-employee director, except Messrs. Durrence and Rowbotham, was granted 11,145 options to purchase shares of Common Stock at $8.24 per share. Under the RSP, each non-employee director, except Messrs. Durrence and Rowbotham, was awarded 4,783 shares of Common Stock. Option shares and RSP shares are exercisable at the rate of 20% per year commencing on October 19, 2000. Under the Option Plan and RSP, Mr. Wilkes received 65,832 options and 27,905 RSP shares. In accordance with the RSP, dividends are paid on shares awarded or held in the RSP.

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned, for services rendered by the named executive officers of the Company for each of the three years ended September 30, 2000. No other executive officer of the Company had a combined salary and bonus that exceeded $100,000.

                                                                                        Long-Term Compensation
                                           Annual Compensation                                  Awards
                                  ---------------------------------------------  --------------------------------
                                                                                      Restricted     Securities
Name and               Fiscal                                    Other Annual             Stock        Underlying        All Other
Principal Position      Year       Salary($)     Bonus($)       Compensation($)      Awards(s)($)(1)  Options#(2)    Compensation($)
------------------      ----       ---------     --------       ---------------      ---------------  -----------    ---------------
Gregory C. Wilkes,       2000        201,440            -             13,000              229,823       65,832            78,300(3)
President and            1999        185,400        3,875             13,000                    -            -           133,000
Chief Executive          1998        164,500        2,400             13,000                    -            -                 -
Officer

Kerry P. Charlet,        2000        127,370       10,000                  -              153,000       33,543            48,500(4)
Senior Vice President    1999        113,125       22,838                  -                    -            -            44,800
and Chief Financial      1998         61,875            -                  -                    -            -                 -
Officer

William H. Cloyd,        2000        113,500        5,000                  -              127,500       25,802            46,000(5)
Senior Vice President    1999        102,500       11,659                  -                    -            -            42,800
and Chief Lending        1998         68,700            -                  -                    -            -                 -
Officer

-------------------------
(1) For Messrs. Wilkes, Charlet and Cloyd represents awards of 27,905, 18,577 and 15,481 shares of Common Stock, respectively, under the RSP as of October 19, 1999 on which date the market price of such stock was $8.24 per share, as adjusted for the exchange ratio in the Conversion of 1.0321 shares. Such stock awards become non-forfeitable at the rate of 20% shares per year commencing on October 19, 2000. Dividend rights associated with such stock are accrued and held in arrears to be paid at the time that such stock becomes non-forfeitable. As of September 30, 2000, for each of the named executive officers, all shares remain unvested. Based upon a market price of $11.68 per share (as adjusted for the exchange ratio in the Conversion) as of September 30, 2000, such unvested shares for Messrs. Wilkes, Charlet and Cloyd had a market value of $326,100, $217,100 and $180,900, respectively.

(footnotes continued on next page)

(2) Such awards under the Option Plan are first exercisable at the rate of 20% per year commencing on October 19, 2000. The number of shares and exercise price were adjusted to reflect the Exchange Ratio of 1.0321 shares in the Conversion. The exercise price equals the market value of the Common Stock (as adjusted for the exchange ratio in the Conversion) on the date of grant of $8.24. See "-- Stock Awards".
(3) Includes $59,000 related to an accrual under the supplemental executive retirement plan; approximately 1,400 shares of Common Stock scheduled to be allocated under the ESOP at a cost basis of $10.00 per share (such shares had an aggregate market value at September 30, 2000 of $16,900); and $5,300 in Company matching funds in the 401(k) retirement plan.
(4) Includes $33,000 related to an accrual under the supplemental executive retirement plan; approximately 1,100 shares of Common Stock scheduled to be allocated under the ESOP at a cost basis of $10.00 per share (such shares had an aggregate market value at September 30, 2000 of $13,266); and $4,500 in Company matching funds in the 401(k) retirement plan.
(5) Includes $33,000 related to an accrual under the supplemental executive retirement plan; approximately 975 shares of Common Stock scheduled to be allocated under the ESOP at a cost basis of $10.00 per share (such shares had an aggregate market value at September 30, 2000 of $11,759); and $3,300 in Company matching funds in the 401(k) retirement plan.

Other Benefits

         Employment Agreements. The Bank has entered into separate employment agreements with Messrs. Wilkes, Charlet and Cloyd. Messrs. Wilkes' and Charlet's employment agreements have a term of three years, while Mr. Cloyd's agreement has a term of two years. The agreements may be terminated by the Bank for "just cause" as defined in the agreement. If the Bank terminates any of these three individuals without just cause, they will be entitled to a continuation of their salary from the date of termination through the remaining term of the agreement, but in no event for a period of less than one year. The employment agreements contain a provision stating that after Messrs. Wilkes', Charlet's or Cloyd's employment is terminated in connection with any change in control, the individual will be paid a lump sum amount equal to 2.99 times his five-year average annual taxable cash compensation. In the event of a change in control as of September 30, 2000, Messrs. Wilkes, Charlet and Cloyd would have received approximately $509,000, $409,000 and $348,000, respectively.

         Supplemental Executive Retirement Plan. The Bank has implemented a supplemental executive retirement plan for the benefit of Messrs. Wilkes, Charlet and Cloyd. The supplemental executive retirement plan will provide benefits at age 65 that would be comparable to approximately 83% of the benefits that would have accrued under the terminated pension plan after retirement at age 65. If a participant terminates employment prior to age 65, then the target retirement benefits will be reduced. The accumulated deferred compensation account for each participant will be payable to such participant at anytime following termination of employment after attainment of age 55, the death or disability of the participant, or termination of employment following a change in control of the Bank whereby the Bank or its parent company is not the resulting entity. For the fiscal year ended September 30, 2000, Messrs. Wilkes, Charlet and Cloyd had accrued supplemental executive retirement plan benefits of approximately $59,000, $33,000, and $33,000, respectively, and such benefits for the individuals were not vested.

Compensation Committee Interlocks and Insider Participation

         The Executive (Compensation) Committee of the Company during the fiscal year ended September 30, 2000 consisted of Directors Belcourt, Moore, Nissen and Zimmermann. From time to time, the Company makes loans to its directors and executive officers and related persons and entities for the financing of homes, as well as home improvement, consumer and commercial loans. It is the belief of management that these loans are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and neither involve more than normal risk of collectibility nor present other unfavorable features.

         No member of the Committee is, or was during 2000, an executive officer of another Company whose board of directors has a comparable committee on which one of the Company's executive officers serves. None of the executive officers of the Company is, or was during 2000, a member of a comparable compensation committee of a company of which any of the directors of the Company is an executive officer.

2000 Report of the Compensation Committee on Executive Compensation

         The Company's Executive (Compensation) Committee reviews compensation paid to the chief executive officer. The Committee reviews various published surveys of compensation paid to employees performing similar duties for depository institutions and their holding companies, with a particular focus on the level of compensation paid by comparable stockholder institutions in and around the Company's market areas, including institutions with total assets of between $500 million and $1 billion. Although the Committee does not specifically set compensation levels for the chief executive officer based on whether particular financial goals have been achieved by the Company, the Committee does consider the overall profitability of the Company when making these decisions. The Compensation Committee has the following goals for compensation programs impacting the chief executive officer of the Company:

          o to provide motivation for the chief executive officer to enhance stockholder value by linking compensation to the future value of the Company's stock;
          o to retain the chief executive officer who has led the Company and Bank to build its existing market franchise and to attract high quality executive officers in the future by providing total compensation opportunities which are consistent with competitive norms of the industry and the Company's level of performance; and
          o to maintain reasonable fixed compensation costs by targeting the base salary at a competitive average.

         During the year ended September 30, 2000, Gregory C. Wilkes, President and CEO received a base salary of $200,000 in recognition of his continued leadership in the management of the Company and the Bank. The Compensation Committee will consider the annual compensation paid to the presidents and chief executive officers of publicly owned financial institutions nationally, in the State of Florida and surrounding Southeastern states with assets of between $500 million and $1 billion and the individual job performance of such individual in consideration of its specific salary increase decision with respect to compensation to be paid to the president and chief executive officers in the future.

Compensation Committee:

         Llewellyn N. Belcourt
         Stephen A. Moore, Jr.
         Nis H. Nissen, III, Chairman
         G. F. Zimmermann, III

         Stock Awards. The following table sets forth information with respect to previously awarded stock options to purchase the Common Stock granted in fiscal 2000 to the named executive officers and held by them as of September 30, 2000. The Company has not granted to the named executive officers any stock appreciation rights.

                                                       OPTION GRANTS TABLE
                                                Option Grants in Last Fiscal Year
                                                ---------------------------------
                                                                                                     Potential Realizable
                                                                                                       Value at Assumed
                                                                                                     Annual Rates of Stock
                                                                                                    Price Appreciation for
                                                Individual Grants                                       Option Term(1)
---------------------------------------------------------------------------------------------   ------------------------------
                                             % of Total
                               # of            Options
                            Securities        Granted to
                            Underlying        Employees        Exercise
                             Options              in            Price         Expiration
Name                        Granted(#)       Fiscal Year        ($/Sh)           Date                 5%                10%
----                        ----------       -----------        ------           ----                ----              -----
Gregory C. Wilkes             65,832             32.7%           8.24       October 19, 2009       $710,850        $1,453,056
Kerry P. Charlet              33,543              16.7           8.24       October 19, 2009        362,195           740,367
William H. Cloyd              25,802              12.8           8.24       October 19, 2009        278,612           569,513

---------------
(1) The amounts represent certain assumed rates of appreciation only over a ten-year period. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the amounts reflected in the table will be achieved. The values in the table are based upon the exercise price of $8.24, as adjusted for the Exchange Ratio of 1.0321 shares in the Conversion, and the closing price of $11.68 (as adjusted for the exchange ratio, in the Conversion), at September 30, 2000.

                                               OPTION EXERCISES AND YEAR END VALUE TABLE

                               Aggregated Option Exercises in Last Fiscal Year, and FY-End Option Value
                               ------------------------------------------------------------------------

                                                                      Number of Securities                 Value of Unexercised
                                                                     Underlying Unexercised                    In-The-Money
                                                                      Options at FY-End(#)               Options at FY-End($)(1)
                                                                     ----------------------             ------------------------
                           Shares Acquired          Value
Name                        on Exercise(#)       Realized($)        Exercisable/Unexercisable           Exercisable/Unexercisable
----                        --------------       -----------        -------------------------           -------------------------
Gregory C. Wilkes                 --                 --                     -- / 65,832                         -- / $227,075
Kerry P. Charlet                  --                 --                     -- / 33,543                         -- /  115,700
William H. Cloyd                  --                 --                     -- / 25,802                         -- /   89,000

----------------
(1) Information is based on the exercise price of $8.24, as adjusted in the Conversion for the Exchange Ratio of 1.0321 shares, and the closing price on September 30, 2000 of $11.86.

--------------------------------------------------------------------------------
                                PERFORMANCE GRAPH
--------------------------------------------------------------------------------

         The following graph compares the cumulative total stockholder return of the Common Stock with that of (a) the total return index for domestic companies listed on the Nasdaq Stock Market and (b) the total return index for banks listed on the Nasdaq Stock Market. These total return indices of the Nasdaq Stock Market are computed by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $100 at the market close on April 7, 1999 (the date the Common Stock was first traded, prior to the Conversion) and the reinvestment of dividends as paid. The graph provides comparison at the end of each fiscal year, December 22, 2000, (the first day of trading upon the completion of the Conversion), and the period ended December 31, 2000. The graph reflects the price of the stock of FloridaFirst Bancorp prior to the December 22, 2000 issuance of the stock of the Company in connection with the Conversion and also includes adjustments to reflect the exchange ratio in the Conversion. The common stock of FloridaFirst Bancorp was traded on the NASDAQ National Market under the stock symbol "FFBK" and the Common Stock of FloridaFirst Bancorp, Inc. continues to trade under the same stock symbol.


                               [GRAPHIC OMITTED]


                             4/7/99   9/30/99  9/30/00   12/22/00  12/31/00
---------------------------  -------  -------- --------  --------- --------
FloridaFirst Bancorp, Inc.    $100     $106     $156       $165      $168
---------------------------  -------  -------- --------  --------- --------
CRSP Nasdaq Bank Index         100       98      105        113       115
---------------------------  -------  -------- --------  --------- --------
CRSP Nasdaq U.S. Index         100      108      144         98        96
---------------------------  -------  -------- --------  --------- --------

         There can be no assurance that the Company's stock performance will continue with the same or similar trends depicted in the graph below. The Company will not make or endorse any predictions as to future stock performance.

--------------------------------------------------------------------------------
              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         KPMG LLP was the Company's independent auditors for the fiscal year ended September 30, 2000. The Board of Directors has approved the selection of KPMG LLP as its independent auditors for the fiscal year ending September 30, 2001, subject to ratification by the Company's stockholders. A representative of KPMG LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

         Ratification of the appointment of the auditors requires the approval of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of KPMG LLP as the Company's auditors for the fiscal year ending September 30, 2001.

--------------------------------------------------------------------------------
                    2002 ANNUAL MEETING STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2002, all stockholder proposals must be submitted to the Secretary at the Company's office, 205 East Orange Street, Lakeland, Florida 33801-4611, on or before September 2, 2001. Under the Company's bylaws, in order to be considered for possible action by stockholders at the 2002 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than November 29, 2001.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors does not know of any other matters that are likely to be brought before the Meeting. If any other matters, not now known, properly come before the Meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                                    FORM 10-K
--------------------------------------------------------------------------------

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2000 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, FLORIDAFIRST BANCORP, INC., 205 EAST ORANGE STREET, LAKELAND, FLORIDA 33801-4611.


                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Kerry P. Charlet
                                              ----------------------------------
                                              Kerry P. Charlet
                                              Secretary


Lakeland, Florida
February 12, 2001

                                                                        Appendix

                           FloridaFirst Bancorp, Inc.
                             Audit Committee Charter


I.   Audit Committee Purpose

     The Audit committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     o Monitor the integrity of the Bancorp's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

     o Monitor the independence and performance of the Bancorp's independent auditors and internal auditing department.

     o Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

     The Audit committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors, as well as anyone in the organization. The Audit Committee has the ability to retain, at the Bancorp's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.  Audit Committee Composition and Meetings

     Audit Committee members shall meet the requirements of the National Market of The Nasdaq Stock Market, Inc. The Bancorp does not file reports under Regulation S-B of the Securities and Exchange Commission. The Audit Committee shall be comprised of four directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of their independent judgement. All members of the Committee shall have a basic understanding of finance and accounting, and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management experience.

     Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Committee shall meet at least two times annually, or more frequently as circumstances dictate. The Audit Committee shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditor's quarterly to review the Bancorp's financial statements and significant findings based upon the auditors limited review procedures.

III. Audit Committee Responsibilities and Duties

     Review Procedures
     -----------------

     1. Review and reassess the adequacy of this Charter at least annually. Submit this charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

     2. Review the Bancorp's annual audited financial statements prior to filing or distribution. This review should include discussion with management and the independent auditors of significant issues regarding accounting principles, practices, and judgments.

     3. In consultation with the management, the independent auditors, and the internal auditor, consider the integrity of the Bancorp's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department, together with management's responses.

     4. Review with financial management and the independent auditors the Bancorp's quarterly financial results prior to the release of earnings and/or the Bancorp's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Bancorp's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

     Independent Auditors
     --------------------

     5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

     6. Approve the fees and other significant compensation to be paid to the independent auditors.

     7. On an annual basis, the Committee shall receive from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Bancorp. The Committee should review and discuss with the independent auditors all significant relationships they have with the Bancorp that could impair the auditors' independence.

     8. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management, and the internal audit and general audit approach.

     9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

     10. Consider the independent auditors' judgements about the quality and appropriateness of the Bancorp's accounting principles as applied in its financial reporting.

     Internal Audit Department and Legal Compliance
     ----------------------------------------------

     11. Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

     12. Review the appointment, performance, and replacement of the senior internal audit executive.

     13. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

     14. On at least an annual basis, review with the Bancorp's counsel, any legal matters that could have a significant impact on the Bancorp's financial statements, the Bancorp's compliance with applicable laws and regulations, and inquiries received from regulators of governmental agencies.

     Other Audit Committee Responsibilities
     --------------------------------------

     15.  Annually   prepare  a  report  to  shareholders  as  required  by  the
          Securities and Exchange Commission. The report should be included in the Bancorp's annual proxy statement.

     16. Perform any other activities consistent with this Charter, the Bancorp's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

     17. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

--------------------------------------------------------------------------------
                           FLORIDAFIRST BANCORP, INC.
                             205 EAST ORANGE STREET
                          LAKELAND, FLORIDA 33801-4611
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 27, 2001
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of FloridaFirst Bancorp, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at 205 East Orange Street, Lakeland, Florida, on March 27, 2001 at 8:15 a.m., eastern time, and at any and all adjournments thereof, in the following manner:

                                                         FOR   WITHHELD
                                                         ---   --------

         1. The election as director of the nominees listed below for a three-year term:

             Stephen A. Moore, Jr.
             Nis H. Nissen, III                          [ ]     [ ]

         INSTRUCTIONS: To withhold your vote for any individual nominee, write the nominee's name on the line below.

         -----------------------------------------------------------------------

         2.  The ratification of the appointment of      FOR   AGAINST   ABSTAIN
                                                         ---   -------   -------
             KPMG LLP as independent auditors
             of FloridaFirst Bancorp, Inc., for the
             fiscal year ending September 30, 2001.      [ ]     [ ]       [ ]


         The Board of Directors recommends a vote "FOR" all of the above listed propositions.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

         Should the undersigned be present and elects to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his decision to terminate this proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a Proxy Statement dated February 12, 2001.


                                       [ ]   Please check here if you
Dated:                                       plan to attend the Meeting.
       ---------------------



-----------------------------------          -----------------------------------
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER



-----------------------------------          -----------------------------------
SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------